CONVERSION AGREEMENT

This CONVERSION AGREEMENT (the "Agreement") is dated as of August 14, 2007 by and between uKarma Corporation, a Nevada corporation, with headquarters located at 520 Broadway, Suite 350, Santa Monica, California 90401 (the "Company"), and Bill Glaser (the "Holder"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Notes (as defined below).

WHEREAS:

A. On or about November 10, 2006, the Company issued to Holder a Promissory Note for the principal amount of One Hundred Thousand Dollars ($100,000) bearing an interest rate of seven percent (7%) per annum and due on the six (6) month anniversary of the issue date (“November 2006 Note”), which November 2006 Note has a balance of $103,835.62, including interest (“November 2006 Balance”), as of the date hereof.

B. On or about January 26, 2007, the Company issued to Holder a Promissory Note for the principal amount of One Hundred Thousand Dollars ($100,000) bearing an interest rate of seven percent (7%) per annum and due on the six (6) month anniversary of the issue date (“January 2007 Note” and together with the November 2006 Note, the “Notes”), which January 2007 Note has a balance of $105,312.33, including interest (“January 2007 Balance”), as of the date hereof.

C. Holder wishes to convert all of the Notes into shares of the Company’s common stock, par value $0.001 (“Common Stock”) pursuant to the terms hereof.

NOW, THEREFORE, the Company and the Holder hereby agree as follows:

(1)	TERMINATION. Upon receipt of the securities set forth in Section 2 below, the Company and Holder hereby agree that each of the Notes shall be terminated.

(2)	CONVERSION; ISSUANCE OF SHARES.

(a) Conversion Price. The Notes shall convert into shares of Common Stock at $0.25 per share.

(b) Number of Shares. In consideration of the termination set forth in Section 1 above, the Company shall convert the Balance of each Note and shall issue to the Holder that number of shares (836,592 shares) of Common Stock as set forth in Schedule 1 attached hereto (“Conversion Shares”).

(c) Legend. The Holder understands that until such time as the resale of the Conversion Shares have been registered under the Securities Act of 1933, as amended, the stock certificates representing the Conversion Shares, except as set forth below, shall bear any legend as required by the "blue sky" laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) such securities are registered for resale under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act, or (iii) such holder provides the Company with reasonable assurance that the Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A.

(3)	COMPANY REPRESENTATIONS, WARRANTIES AND COVENANTS.

(a) Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and to issue the Conversion Shares in accordance with the terms hereof. When duly executed and delivered by the Company, this Agreement shall constitute the legal, valid, and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(b) Issuance of Securities. The issuance of the Conversion Shares are duly authorized and are free from all taxes, liens, and charges with respect to the issue hereof.

(4)	MISCELLANEOUS.

(a) Governing Law. All questions concerning the construction, validity, enforcement, and interpretation of this Agreement shall be governed by the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of California.

(b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(e) Entire Agreement; Amendments. This Agreement shall supersede all other prior oral or written agreements among Holder, the Company, their affiliates, and persons acting on their behalf with respect to the matters discussed herein and therein, and this Agreement, and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and Holder, and any amendment to this Agreement made in conformity with the provisions of this Section 4(e) shall be binding on Holder and the Company. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

(f) Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

uKarma Corporation
520 Broadway, Suite 350
Santa Monica, California 90401
Attention:  Bill Glaser
Telephone: (310) 998-8909

If to Holder, to its address and facsimile number set forth below the Holder’s signature on the signature page to this Agreement, or to such other address and/or facsimile number as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number, and an image of the first page of such transmission, or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile, or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Notes.

(h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(i) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments, and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement.

(j) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[Signature Page Follows]

IN WITNESS WHEREOF, the Holder and the Company have caused their respective signature to this Agreement to be duly executed as of the date first written above.

COMPANY:

UKARMA CORPORATION

By:	/s/ Bill Glaser
Bill Glaser
CEO

HOLDER:

By:	/s/ Bill Glaser
Bill Glaser
520 Broadway, Suite 350 Santa Monica, California 90401

SCHEDULE 1

Note Date	Note Balance	Conversion Shares
November 10, 2006	$105,312.33	421,249
January 26, 2007	$103,835.62	415,343
Total:		836,592